Organization and Nature of Operations	9 Months Ended
Sep. 30, 2012
Organization and Nature of Operations [Abstract]
Organization and Nature of Operations
(1)	Organization and Nature of Operations

Tengion, Inc. (the Company) was incorporated in Delaware on July 10, 2003. The Company is a regenerative medicine company focused on discovering, developing, manufacturing and commercializing a range of neo-organs, or products composed of living cells, with or without synthetic or natural materials, implanted or injected into the body to engraft into, regenerate, or replace a damaged tissue or organ. Using its Organ Regeneration Platform, the Company creates these neo-organs using a patient's own cells, or autologous cells. The Company believes its proprietary product candidates harness the intrinsic regenerative pathways of the body to regenerate a range of native-like organs and tissues. The Company's product candidates are intended to delay or eliminate the need for chronic disease therapies, organ transplantation, and the administration of anti-rejection medications. In addition, the Company's neo-organs are designed to avoid the need to substitute other tissues of the body for a purpose to which they are poorly suited.

Building on its clinical and preclinical experience, the Company is initially leveraging its Organ Regeneration Platform to develop its Neo-Urinary Conduit for bladder cancer patients who are in need of a urinary diversion and its Neo-Kidney Augment for patients with advanced chronic kidney disease. The Company operates as a single business segment. Operations of the Company are subject to certain risks and uncertainties, including, among others, uncertainty of product candidate development; technological uncertainty; dependence on collaborative partners; uncertainty regarding patents and proprietary rights; comprehensive government regulations; having no commercial manufacturing experience, marketing or sales capability or experience; and dependence on key personnel.